VANGUARD
NEW JERSEY
TAX-FREE FUND

Annual Report
November 30, 1996

[PHOTO]

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

     At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.

                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                        1


                                   The Markets
                                 In Perspective

                                        4


                                   Report From
                                   The Adviser

                                        6


                                   Performance
                                    Summaries

                                        8


                                    Portfolio
                                    Profiles

                                       10


                                    Financial
                                   Statements

                                       13


                                    Report Of
                                   Independent
                                   Accountants

                                       24


                                  Trustees And
                                    Officers

                                INSIDE BACK COVER

[PHOTO]
John C. Bogle


[PHOTO]
John J. Brennan


Dear Shareholder,


     The 1996 fiscal year for Vanguard New Jersey Tax-Free Fund, which ended on November 30, proved notable for one important reason: Relative stability returned to the municipal bond market for the first time in the past four years.

     Interest rates fluctuated in a fairly narrow range during the year--responding to marked shifts in investor sentiment about the strength of the U.S. economy and the specter of inflation--but on balance the yield on long-term U.S. Treasury bonds increased only slightly and the yield available on long-term tax-exempt bonds was essentially unchanged. In this calmer environment, the return of our Money Market Portfolio exceeded the results of its competitive fund group while that of our Insured Long-Term Portfolio fell just behind its average competitor. The table at right presents each Portfolio's twelve-month return as well as its income and capital components.

---------------------------------------------------------
                              INVESTMENT RETURNS
                      FISCAL YEAR ENDED NOVEMBER 30, 1996
                      -----------------------------------
 PORTFOLIO            NCOME         CAPITAL         TOTAL
---------------------------------------------------------
Insured Long-Term     +5.4%           -0.7%         +4.7%
Money Market          +3.2             0.0          +3.2
---------------------------------------------------------


     The total return (capital change plus reinvested dividends) of the Insured Long-Term Portfolio is based on a change in net asset value from $11.78 per share on November 30, 1995, to $11.64 per share on November 30, 1996, adjusted for dividends totaling $0.616 per share from net investment income and a distribution of $0.058 per share from net realized capital gains. As expected--but is by no means guaranteed--the Money Market Portfolio's net asset value remained at $1.00 per share. The Portfolio's yield at the end of the fiscal year stood at 3.2%, down from 3.6% a year earlier.

FISCAL 1996 PERFORMANCE OVERVIEW

In the taxable bond market, yields experienced some interim variability, but ended the period just a bit higher than their beginning levels. Yields on municipal bonds remained unchanged on balance at 5.7%, as investor concerns about the prospect of a "flat tax" all but disappeared.

     This environment of relative stability contrasted starkly with the three previous years. During 1993, interest rates tumbled and bond prices surged, only to reverse themselves in the rapidly rising interest-rate environment of 1994. But in 1995, a remarkable about-face in the course of interest rates sent bond prices soaring once again. The lesson is clear: While bond (and bond fund) prices can fluctuate sharply over short periods, these price swings tend to be offsetting over longer periods.

     During fiscal 1996, when most municipal bond funds essentially earned their coupons, the +4.7% annual total return for the New Jersey Insured Long-Term Portfolio fell just below the +4.8% annual return for the average New Jersey municipal bond fund, but well behind the +5.9% return of the Lehman Municipal Bond Index. This national Index is a tough standard for all state tax-free funds, existing, as it does, only on paper, outside the "real world" in which operating expenses and transaction costs are very much in evidence.

     For New Jersey residents, the income earned by our Portfolios is exempt from state, local, and federal income taxes. Given these tax advantages, investors in the New Jersey Insured Long-Term Portfolio who are taxed at the highest federal and state marginal tax rates can earn 63% more after-tax income than they could in a comparable long-term taxable bond fund. For similarly situated investors in our Money Market Portfolio, the after-tax yield premium of MIG-1 notes over U.S. Treasury bills was 29% at the end of the twelve-month period. Put another way, for a New Jersey investor, a yield of 5.7% on a tax-exempt long-term portfolio would be the equivalent of a 10.6% taxable yield. (For a tax-exempt short-term yield of 3.6%, the taxable equivalent would be 6.7%.)

-------------------------------------------------------------
                              ILLUSTRATION OF INCOME ON A
                            HYPOTHETICAL $100,000 INVESTMENT
                            ---------------------------------
                            LONG-TERM              SHORT-TERM
-------------------------------------------------------------
Taxable gross income          $6,400                  $5,100
Less taxes (46.0%)            (2,900)                 (2,300)
Net after-tax income           3,500                   2,800
-------------------------------------------------------------
Tax-exempt income             $5,700                  $3,600
-------------------------------------------------------------
Tax-exempt income advantage   $2,200                  $  800
-------------------------------------------------------------
Percentage advantage            63%                      29%
-------------------------------------------------------------

Illustration assumes current yields (as of November 30, 1996) of 6.4% for long-term U.S. Treasury bonds, 5.1% for U.S. Treasury bills, 5.7% for long-term municipals, and 3.6% for short-term municipals. Tax adjustment assumes federal tax rate of 39.6% and the top state tax rate of 6.4%; local taxes not considered. The illustration is not intended to represent future results.

     The table at left presents a general comparison of the annual income earned on tax-exempt and taxable securities as of November 30, 1996, assuming a $100,000 investment. Please note that these examples ignore two important quality distinctions between state-specific municipal bond funds and U.S. Treasury bond funds: (1) U.S. Treasury bond funds hold solely Treasury securities, which are backed by the full faith and credit of the U.S. government; and (2) state-specific municipal bond funds incur a significant risk by concentrating their assets in securities from a particular economic region.

     For our Insured Long-Term Portfolio, these added risks are substantially mitigated by private insurance, which, in effect, guarantees the full payment of annual income and the return of principal at maturity for the municipal bonds we hold. Portfolio insurance is generally not available for short-term securities; thus, the task of preserving principal in our Money Market Portfolio falls to our investment adviser, Vanguard Fixed Income Group. The Group carefully scrutinizes the credit quality of our holdings and has earned our Portfolio Moody's Investor Service's highest quality rating (or the equivalent) for shorter-term securities. That said, we emphasize that money market fund investments are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

The table at the top of page 3 compares the longer-term performance of each New Jersey Portfolio with that of its mutual fund peer group. It also illustrates the "Vanguard Advantage"--the performance edge our Portfolios provided over their respective competitive standards. Our expense ratio advantage over our typical competitor plays a key role in our performance advantage.

     Our Portfolios maintain expense ratios (expenses as a percentage of average net assets) of 0.20%, compared with the 1.01% charged by the average long-term state tax-free fund and 0.59% for the average money market state tax-free fund. This benefit over our competitors has been available to our shareholders year after year with no sacrifice in credit quality. Vanguard Fixed Income Group also plays a key role in our success, managing the Portfolios ably and maintaining a level of investment quality that is, in our judgment, second to none in the field.

-------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
                        FEB. 3, 1988,* TO NOV. 30, 1996
                        -------------------------------
                                    AVERAGE
                         VANGUARD COMPETITIVE  VANGUARD
PORTFOLIO                  FUND      FUND     ADVANTAGE
-------------------------------------------------------
Insured Long-Term           +8.4%    +7.8%      +0.6%
Money Market                +4.0     +3.9       +0.1
-------------------------------------------------------

*Fund inception.

IN SUMMARY

The past four years have illustrated the range of market environments that bond fund investors may enjoy--or be forced to endure. Which of these environments is normal for municipal bonds? The answer is probably: all of the above. In the years ahead, there are sure to be more sharp rises in interest rates, more sustained declines, and more years of relative tranquility. Indeed, this is part and parcel of investing in bond funds. In the long run, however, the rate of interest income--"the coupon"--will be the dominant source of our returns.

     Whatever the year-to-year turbulence of the bond market, Vanguard New Jersey Tax-Free Fund will do what it has always done: continue our focus on providing returns that exceed those of competitive norms, even as we maintain the highest standards of credit quality. As part of a long-term investment program that includes stock funds, bond funds, and money market funds, the New Jersey Tax-Free Portfolios should prove rewarding to investors.


/s/ JOHN C. BOGLE                        /s/ JOHN J. BRENNAN

Chairman of the Board                    President

December 18, 1996

[PHOTO]

THE MARKETS IN PERSPECTIVE: FISCAL YEAR ENDED NOVEMBER 30, 1996


U.S.  EQUITY MARKETS

Few investors would have expected the stock market over the past 12 months to come close to matching the 37.0% return of the prior 12. Yet when the past two fiscal years are considered cumulatively, the Standard & Poor's 500 Composite Stock Price Index has risen 75.1%. Not surprisingly, many of the factors that drove the market higher in 1995 were also in place this year. Once again, steady economic growth and low inflation were powerful motivators.

     The equity markets were decidedly "un-equitable," however, when it came to size and sectors. Companies with larger market values, such as those that dominate the S&P 500 Index, prevailed. In fact, even within the Index, it was the largest companies that turned in the best performance. The 50 biggest companies in the S&P 500 Index (which account for roughly half its market value) gained 31.8% in the fiscal year ended November 30, compared with an increase of 27.9% for the entire Index. Looking at the S&P 500 Index's performance by sector, financial stocks were strongest, closing the year with a 41.9% gain. Technology stocks were a close second, gaining 39.3%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a 4.4% return, the lowest within the Index.

     With the largest companies performing so well, it was difficult for smaller issues to keep pace. This was evidenced in the considerable difference between the 27.9% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Small Stock Index. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 77.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -0.4%.

--------------------------------------------------------------------------------------
                                                         AVERAGE ANNUALIZED RETURNS
                                                       PERIODS ENDED NOVEMBER 30, 1996
                                                       -------------------------------
                                                         1 YEAR   3 YEARS    5 YEARS
--------------------------------------------------------------------------------------
Equity
   S&P 500 Index                                          27.9%     21.0%      18.2%
   Russell 2000 Index                                     16.5      14.0       16.8
   MSCI-EAFE Index                                        12.1      11.7        9.9
--------------------------------------------------------------------------------------
Fixed-Income
   Lehman Aggregate Bond Index                             6.1%      6.5%       7.9%
   Lehman 10-Year Municipal
    Bond Index                                             5.7       6.2        8.0
   Salomon 90-Day U.S. Treasury Bills                      5.3       5.0        4.4
--------------------------------------------------------------------------------------
Other
   Consumer Price Index                                    3.2%      2.8%       2.9%
--------------------------------------------------------------------------------------


U.S.  FIXED-INCOME MARKETS

As the fiscal year ended, the 30-year U.S. Treasury yield of 6.4% was modestly higher than its 6.1% level on November 30, 1995. The relatively small difference in these figures belies the turmoil endured by the fixed-income markets over the past 12 months.

     When the fiscal year began, "Steady as she goes" was the common wisdom. Modest economic growth and benign inflation were expected to continue, giving the Federal Re-serve no reason to move interest rates higher. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to compensate for the perceived risk: The 30-year Treasury yield jumped from just below 6.0% in late December to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. In reality, there was little bite to the bark. Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.2%. And, as the fiscal year entered its final quarter, evidence once again pointed to more "acceptable" levels of growth. That--plus the market's satisfaction with the national election results and prospects for budget action--helped bonds finish the fiscal year with a strong rally.

     The rally enabled the longer-maturity sectors of the market to overcome performance deficits and finish the year with positive returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only twice, lowering the federal funds rate by a total of 0.5%.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots over the past year. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries as there appeared to be little risk of skipped interest payments or bankruptcy against the good earnings backdrop. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgages--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, and demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Concern about U.S. Federal Reserve Board policy appeared to drive global markets as much as it did those in the United States. In aggregate, the markets rose 17.0%, as measured by the Morgan Stanley Capital International-Europe, Australasia, Far East Index. A stronger dollar reduced this return to 12.1% for U.S.-based investors.

     Regionally, Europe's 22.9% return overshadowed the 1.4% generated by the Pacific Basin. Europe's major markets continued to work toward the economic targets that must be attained by 1999 under the Maastricht Treaty. This ongoing, albeit bumpy, effort kept the continent's economic growth modest and gave investors confidence. The Pacific region, of course, was dominated by the influence of the Japanese market. Despite evidence of a strengthening economy early in the year, Japan's market was shadowed by lingering problems in the banking and real estate sectors and by tepid interest on the part of Japanese investors. The dollar's appreciation against the yen had a significant impact on returns, turning the year's 7.1% gain in yen into a -4.5% loss in dollars. In contrast, the returns for a number of other countries in the region were quite strong: for example, Hong Kong, 38.2%, and Malaysia, 31.8% (in U.S. dollars).

[PHOTO]

REPORT FROM THE ADVISER

     Yields on tax-exempt securities decreased slightly while yields on short-term securities ended virtually unchanged in the 12 months ended November 30, 1996, the fiscal year for Vanguard New Jersey Tax-Free Fund.

THE INSURED LONG-TERM PORTFOLIO

Over the 12 months, the yield on high-grade, long-term municipal bonds declined by 8 basis points, or 0.08 percentage point, from 5.74% to 5.66%. By way of comparison, the yield on the benchmark 30-year U.S. Treasury bond increased by 22 basis points, from 6.13% to 6.35%. However, these relatively small changes obscure the volatility in both markets during the course of the year.

     During the first half, reports of a solid increase in economic activity and robust employment gains fanned fears of inflation. In reaction, by June the fixed-income market had driven up the yields on the 30-year Treasury bond and on long-term, high-grade municipal bonds to 7.19% and 6.22%, respectively. But as the economy cooled from its earlier torrid pace, investors grew more confident that the Federal Reserve Board would not have to tighten monetary policy, and yields fell back nearly to their levels at the start of the year.

     For municipal bonds, the issue of tax reform grew in importance in early 1996. Various flat-tax proposals either directly or indirectly threatened the tax-exempt privilege of municipal securities. In its basic form, a flat tax would reduce the current hierarchy of income-tax rates to only one lower level for all earned income. Unearned income (interest, dividends, and capital gains) would not be taxed at all. Since all interest would be exempt from federal income tax, municipal bond interest payments would no longer offer a special tax benefit. Early in the fiscal year, concern about such proposals caused the prices of municipal bonds to fall relative to those of taxable bonds, enabling municipal investors to purchase high-grade, tax-exempt bonds with attractive yields--as high as 94% of comparable U.S. Treasury obligations.

     However, as a campaign issue, the complete overhaul of the federal tax system bombed by early summer. The flat tax suffered a peaceful demise upon the nomination of Bob Dole and was effectively buried with the reelection of President Clinton. By the end of the year, with the flat-tax trauma a thing of the past, the ratio of tax-exempt yields to taxable yields fell to 89%. The relative outperformance of municipals came despite an increase late in the year in the supply of new tax-exempt bond issues, which raised the tax-exempt/taxable yield ratio from a low of 84% in August.

     For 1996, the Insured Long-Term Portfolio provided a positive rate of return, roughly commensurate with the dividends derived from interest income on the Portfolio. Because market yields changed only slightly over the year, income was the dominant component of total return. In this environment, Vanguard's low expense ratio provided a powerful advantage in maximizing the

INVESTMENT PHILOSOPHY

The Fund reflects a belief that it can achieve a high level of current income, consistent with each Portfolio's stated maturity and stringent quality targets, that is exempt from federal and New Jersey income taxes by investing in insured and high-quality uninsured securities issued by state, county, and municipal governments in New Jersey.

tax-exempt return to shareholders. The lower expense ratio allows more investment income to flow directly to shareholders, which translates into higher Portfolio returns. Over time, this has the powerful and enduring effect of contributing to superior performance.

     Looking ahead, we believe that the tax-exempt investment arena will continue to provide above-average value to shareholders who seek a high-quality investment with durable and attractive after-tax returns. This is especially true for our State Tax-Free Portfolios, which offer the extra benefit of income that is exempt from state, as well as federal, taxes.

THE MONEY MARKET PORTFOLIO

Among money market segments, stable Federal Reserve policy during the second half of the fiscal year allowed yields on U.S. Treasury bills and municipal notes to move somewhat lower. The yields on one-year municipal notes declined by 15 basis points during the second half, while yields on one-year U.S. Treasury bills fell 35 basis points. Aside from the Fed's stable policy, two issues had a significant impact on the short-term securities market.

     The first was the onset of the traditional spring/summer municipal borrowing season. This seasonal deluge of new short-term issues created a temporary summertime overabundance of municipal notes and bonds in the market. The excess supply caused a dramatic rise in yields during late July and August (though in late September yields commenced a steady downward movement). We took advantage of the opportunity to extend the average maturities of the Money Market Portfolio, thereby locking in higher yields. Additionally, we further diversified the Portfolio, thereby further spreading credit risk.

     The second big influence on the market was the Securities and Exchange Commission's decision to postpone the effective date for changes to its Rule 2a-7 under the Investment Company Act of 1940. This rule governs the credit and maturity risk of money market funds. Under the proposed changes, regulations would be tightened on tax-exempt money market funds so as to increase the likelihood that they maintain a stable net asset value. The changes were expected to take effect on June 3, 1996, but the mutual fund industry made the SEC aware of the need for numerous technical amendments, and the deadline was therefore postponed. We anticipate that new regulations will be completed and made mandatory by the second quarter of 1997. Competing funds that operate under lower quality standards than Vanguard will need to alter their fund management policies. Vanguard's tax-exempt money market Portfolios, however, have always been managed in a conservative, quality-oriented manner, and we anticipate minimal impact when the new regulations take effect.

     In summary, the coming months will require vigilance. Market participants will be required to adopt more stringent regulations at a time when tax-exempt assets are growing and the supply of new issues is minimal. Vanguard's conservative management style will give the Money Market Portfolio a strategic advantage as stricter regulations dictate that competitors play catch-up in terms of quality.


Ian A. MacKinnon, Senior Vice President
Pamela W. Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Vanguard Fixed Income Group                                  December 16, 1996

PERFORMANCE SUMMARY: INSURED LONG-TERM PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: 2/3/88-11/30/96
-------------------------------------------------------
            INSURED LONG-TERM PORTFOLIO       LEHMAN*
FISCAL  CAPITAL       INCOME       TOTAL       TOTAL
YEAR    RETURN        RETURN      RETURN      RETURN
-------------------------------------------------------
1988       0.1%         5.9%        6.0%         5.3%
1989       4.4          7.4        11.8         11.0
1990       0.7          7.0         7.7          7.7
1991       2.3          6.7         9.0         10.3
1992       4.1          6.4        10.5         10.0
1993       6.6%         5.9%       12.5%        11.1%
1994     -11.2          5.1        -6.1         -5.2
1995      13.3          6.4        19.7         18.9
1996      -0.7          5.4         4.7          5.9
-------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 22 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: 2/3/88-11/30/96
------------------------------------------------------------------------------------------------------
        1988       02            10000                              10000       10000
        1988       05             9987                               9849       10037
        1988       08            10278                              10149       10259
        1988       11            10598                              10506       10532
        1989       02            10858                              10743       10736
        1989       05            11388                              11183       11192
        1989       08            11484                              11322       11386
        1989       11            11850                              11612       11692
        1990       02            11847                              11658       11837
        1990       05            12071                              11849       12011
        1990       08            12107                              11905       12117
        1990       11            12758                              12466       12592
        1991       02            13158                              12788       12928
        1991       05            13431                              13108       13222
        1991       08            13698                              13452       13545
        1991       11            13911                              13740       13884
        1992       02            14278                              14065       14219
        1992       05            14576                              14389       14520
        1992       08            15168                              14930       15057
        1992       11            15369                              15088       15275
        1993       02            16499                              16072       16175
        1993       05            16654                              16158       16257
        1993       08            17285                              16816       16894
        1993       11            17295                              16831       16968
        1994       02            17390                              16897       17070
        1994       05            16967                              16334       16658
        1994       08            17234                              16586       16924
        1994       11            16240                              15589       16082
        1995       02            17870                              16897       17398
        1995       05            18585                              17571       18182
        1995       08            18674                              17694       18426
        1995       11            19433                              18379       19123
        1996       02            19602                              18509       19321
        1996       05            19224                              18178       19012
        1996       08            19589                              18507       19391
        1996       11            20355                              19388       20247

--------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED NOVEMBER 30, 1996
                                      -------------------------------
                                                              SINCE         FINAL VALUE OF A
                                       1 YEAR    5 YEARS    INCEPTION     $10,000 INVESTMENT
--------------------------------------------------------------------------------------------
INSURED LONG-TERM PORTFOLIO             4.75%     7.91%       8.39%              $20,355
AVERAGE NEW JERSEY MUNICIPAL FUND       4.77      7.04        7.79                19,388
LEHMAN MUNICIPAL BOND INDEX             5.88      7.84        8.32                20,247
--------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*

------------------------------------------------------------------------------------------
                                                                     SINCE INCEPTION
                            INCEPTION                           -------------------------
                               DATE       1 YEAR    5 YEARS     CAPITAL   INCOME    TOTAL
------------------------------------------------------------------------------------------
Insured Long-Term Portfolio   2/3/88       5.73%      7.43%       1.87%    6.37%    8.24%
------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PERFORMANCE SUMMARY: MONEY MARKET PORTFOLIO


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

TOTAL INVESTMENT RETURNS: 2/3/88-11/30/96
-----------------------------------------------
         MONEY MARKET PORTFOLIO    AVERAGE
                                     FUND*
FISCAL  CAPITAL  INCOME    TOTAL     TOTAL
YEAR    RETURN   RETURN   RETURN    RETURN
-----------------------------------------------
1988       0.0%    4.2%     4.2%      4.3%
1989       0.0     6.3      6.3       6.4
1990       0.0     5.8      5.8       5.8
1991       0.0     4.5      4.5       4.5
1992       0.0     3.0      3.0       2.8
1993       0.0%    2.3%     2.3%      2.0%
1994       0.0     2.5      2.5       2.2
1995       0.0     3.6      3.6       3.3
1996       0.0     3.2      3.2       2.9
----------------------------------------------

*Average New Jersey Tax-Exempt Money Market Fund.

See Financial Highlights table on page 22 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: 2/3/88-11/30/96

-------------------------------------------------------------------
1988    02     10000            10000
1988    05     10150            10150
1988    08     10278            10283
1988    11     10420            10429
1989    02     10573            10589
1989    05     10752            10769
1989    08     10917            10934
1989    11     11079            11097
1990    02     11237            11255
1990    05     11402            11420
1990    08     11559            11580
1990    11     11721            11743
1991    02     11869            11890
1991    05     12001            12023
1991    08     12127            12145
1991    11     12253            12268
1992    02     12360            12366
1992    05     12458            12458
1992    08     12541            12531
1992    11     12626            12606
1993    02     12702            12672
1993    05     12774            12734
1993    08     12845            12794
1993    11     12919            12857
1994    02     12986            12914
1994    05     13061            12980
1994    08     13141            13052
1994    11     13241            13139
1995    02     13355            13242
1995    05     13482            13358
1995    08     13598            13462
1995    11     13717            13567
1996    02     13829            13668
1996    05     13940            13768
1996    08     14047            13864
1996    11     14159            13956


-----------------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED NOVEMBER 30, 1996
                                  ---------------------------------
                                                          SINCE         FINAL VALUE OF A
                                     1 YEAR   5 YEARS   INCEPTION     $10,000 INVESTMENT
-----------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                3.22%     2.93%      4.02%            $14,159
AVERAGE NEW JERSEY TAX-EXEMPT
  MONEY MARKET FUND                   2.89      2.62       3.85              13,957
-----------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 9/30/96*

------------------------------------------------------------------------------------------
                                                                      SINCE INCEPTION
                             INCEPTION                           -------------------------
                               DATE       1 YEAR     5 YEARS     CAPITAL   INCOME   TOTAL
------------------------------------------------------------------------------------------
Money Market Portfolio        2/3/88       3.28%       2.96%       0.00%    4.04%   4.04%
------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter as well as for the Portfolio's fiscal year end.

PORTFOLIO PROFILE: INSURED LONG-TERM PORTFOLIO
NOVEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
-------------------------------------------
Number of Issues                        164
Yield                                  4.9%
Yield to Maturity*                     4.9%
Average Coupon                         5.5%
Average Maturity                 10.5 years
Average Quality                         Aaa
Average Duration                  7.0 years
Expense Ratio                         0.20%

*After expenses.

VOLATILITY MEASURES
-------------------------------------------
                INSURED LONG-TERM    LEHMAN
                        PORTFOLIO    INDEX*
-------------------------------------------
R-Squared                    0.98      1.00
Beta                         1.09      1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-------------------------------------------
Under 1 Year                          12.6%
1-5 Years                              9.5
5-10 Years                            38.4
10-20 Years                           29.4
20-30 Years                            9.4
Over 30 Years                          0.7
-------------------------------------------
Total                                100.0%

INVESTMENT FOCUS
-------------------------------------------
[GRAPH]

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                   95.8%
Aa                                     4.2
A                                      --
Baa                                    --
Ba                                     --
B                                      --
Not Rated                              --
-----------------------------------------------
Total                                100.0%

[PHOTO]

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the securities held by a portfolio.

AVERAGE DURATION. An estimate of how much a portfolio's share price will fluctuate in response to a change in interest rates. To estimate the price sensitivity of a portfolio, multiply its duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the credit ratings assigned to a portfolio's securities holdings by credit-rating agencies. Agencies assign credit ratings after appraising an issuer's ability to meet its debt obligations. Quality is graded on a scale, with Aaa indicating the most creditworthy bond issuers and MIG-1 indicating the most creditworthy issues of municipal money market securities. (Individual money market securities with a rating of A, Aa, and Aaa all receive a MIG-1 designation.)

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

DISTRIBUTION BY CREDIT QUALITY. An indicator of the risk of default or other credit problems on securities held by a portfolio.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates. Callable securities trading at premium to par value are treated as coming due on their earliest redemption date.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. The average expense ratio in 1995 for state tax-free bond funds was 1.01%; for state tax-free money market funds, the figure was 0.59%.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

PORTFOLIO PROFILE: MONEY MARKET PORTFOLIO
NOVEMBER 30, 1996

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
-------------------------------------------
Yield                                  3.2%
Average Maturity                    67 days
Average Quality                       MIG-1
Expense Ratio                         0.20%


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Aaa                                  24.8%
Aa                                   56.0
A                                    19.2
Baa                                    --
Ba                                     --
B                                      --
Not Rated                              --
-----------------------------------------------
Total                               100.0%

[PHOTO]

FINANCIAL STATEMENTS
NOVEMBER 30, 1996


STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or non-insured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------
                                                                                             FACE      MARKET
                                                                    MATURITY               AMOUNT      VALUE*
INSURED LONG-TERM PORTFOLIO                           COUPON            DATE                (000)       (000)
--------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.1%)
--------------------------------------------------------------------------------------------------------------
ISSUER INSURED (82.2%)
Atlantic County NJ COP                                 6.00%          3/1/14 (3)         $  3,685    $  3,996
Atlantic County NJ COP                                 6.00%          3/1/15 (3)            1,480       1,600
Atlantic County NJ COP                                 7.30%          3/1/05 (3)            2,000       2,357
Atlantic County NJ COP                                 7.30%          3/1/06 (3)            1,800       2,137
Atlantic County NJ COP                                 7.40%          3/1/10 (3)            1,755       2,138
Atlantic County NJ COP                                 7.40%          3/1/11 (3)            4,025       4,927
Atlantic County NJ Util. Auth.                         5.85%         1/15/15 (2)            3,000       3,070
Bayshore NJ Regional Sewer Auth.                       5.40%          5/1/12 (1)              500         502
Bergen County NJ Util. Auth. Water PCR                 5.50%        12/15/15 (3)           15,750      15,713
Bergen County NJ Util. Auth. Water PCR                 5.75%        12/15/05 (3)            2,000       2,162
Brick Township Ocean County NJ Muni. Util. Auth.       5.00%         12/1/16 (3)            4,350       4,165
Brick Township Ocean County NJ Muni. Util. Auth.       5.00%         12/1/16 (3)+           1,350       1,292
Camden County NJ GO                                    5.00%          2/1/10 (3)            1,500       1,473
Camden County NJ GO                                    5.00%          2/1/11 (3)            2,950       2,880
Camden County NJ Muni. Util. Auth. Sewer Rev.          0.00%          9/1/04 (3)            8,345       5,617
Camden County NJ Muni. Util. Auth. Sewer Rev.          0.00%          9/1/05 (3)           18,545      11,761
Camden County NJ Muni. Util. Auth. Sewer Rev.          0.00%          9/1/06 (3)           18,545      11,059
Camden County NJ Muni. Util. Auth. Sewer Rev.          8.25%         12/1/97 (3)(Prere.)      515         548
Camden County NJ Muni. Util. Auth. Sewer Rev.          8.25%         12/1/17 (3)              335         356
Cape May County NJ IDA (Atlantic City Electric)        6.80%          3/1/21 (1)           15,400      18,460
Cape May County NJ Muni. Util. Auth.                   5.75%          1/1/16 (1)           14,975      15,196
Delaware River Port Auth. PA & NJ                      5.50%          1/1/26 (3)           26,600      26,408
Delaware River Port Auth. PA & NJ                      6.50%          1/1/09 (2)            3,500       3,643
Delaware River Port Auth. PA & NJ                     7.375%          1/1/07 (2)            9,500      10,225
Elizabeth City NJ Fiscal Year Adjustment Bonds         6.60%          8/1/06 (1)            8,750       9,642
Essex County NJ GO                                    4.875%        11/15/97 (2)            2,815       2,847
Essex County NJ Improvement Auth. Lease Rev. GO        5.25%         12/1/16 (2)           10,135       9,987
Essex County NJ Improvement Auth. Lease Rev. GO        5.35%         12/1/24 (2)            5,000       4,929

----------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE      MARKET
                                                                                 MATURITY                 AMOUNT      VALUE*
INSURED LONG-TERM PORTFOLIO                                              COUPON      DATE                  (000)       (000)
----------------------------------------------------------------------------------------------------------------------------
Essex County NJ Improvement Auth. Lease Rev. GO                           5.50%   12/1/08 (2)            $ 2,560     $ 2,656
Essex County NJ Improvement Auth. Lease Rev. GO                           5.50%   12/1/13 (2)              7,500       7,580
Essex County NJ Improvement Auth. Lease Rev. GO                           7.00%   12/1/04 (2)(Prere.)      9,525      11,174
Essex County NJ Util. Auth.                                               5.60%    4/1/16 (4)              2,200       2,214
Evesham NJ Muni. Util. Auth.                                              7.00%    7/1/10 (1)              1,700       1,838
Evesham NJ Muni. Util. Auth.                                              7.00%    7/1/15 (1)                450         486
Gloucester County NJ Util. Auth. Sewer Rev.                               5.40%    1/1/16 (1)                250         249
Gloucester County NJ Util. Auth. Sewer Rev.                               5.40%    1/1/16 (1)+             3,160       3,145
Gloucester Township NJ GO                                                 5.75%   7/15/10 (2)              2,880       3,062
Gloucester Township NJ Muni. Util. Auth.                                  5.65%    3/1/18 (2)              2,755       2,873
Hamilton Township NJ Muni. Util. Auth.                                    6.00%   8/15/17 (3)              1,000       1,042
Hoboken-Union City-Weehawken NJ Sewer Auth.                               0.00%    8/1/03 (1)              3,800       2,807
Hoboken-Union City-Weehawken NJ Sewer Auth.                               0.00%    8/1/04 (1)              3,750       2,635
Hoboken-Union City-Weehawken NJ Sewer Auth.                               0.00%    8/1/05 (1)              3,805       2,539
Hoboken-Union City-Weehawken NJ Sewer Auth.                               0.00%    8/1/06 (1)              2,000       1,260
Hoboken-Union City-Weehawken NJ Sewer Auth.                               6.25%    8/1/13 (1)              9,590      10,657
Hudson County NJ Correctional Fac. COP                                    6.30%    6/1/04 (1)              1,720       1,866
Hudson County NJ Correctional Fac. COP                                    6.30%   12/1/04 (1)              1,770       1,920
Hudson County NJ Correctional Fac. COP                                    6.50%   12/1/11 (1)              9,000       9,859
Hudson County NJ General Improvement GO                                   6.55%    7/1/04 (3)              1,300       1,463
Hudson County NJ General Improvement GO                                   6.55%    7/1/05 (3)              1,290       1,462
Hudson County NJ General Improvement GO                                   6.55%    7/1/06 (3)                700         797
Hudson County NJ General Improvement GO                                   6.55%    7/1/07 (3)              1,300       1,486
Hudson County NJ General Improvement GO                                   6.55%    7/1/09 (3)                635         727
Hudson County NJ Improvement Auth. Lease                                  6.00%   12/1/12 (3)             10,000      10,485
Irvington Township NJ GO                                                  0.00%    8/1/07 (1)              1,000         595
Irvington Township NJ GO                                                  0.00%    8/1/09 (1)              2,580       1,358
Irvington Township NJ GO                                                  0.00%    8/1/10 (1)              2,080       1,028
Jersey City NJ Water Auth. GO                                             7.60%   10/1/12 (2)                700         737
Jersey City NJ Water Auth. GO                                             7.60%   10/1/13 (2)                700         737
Middlesex County NJ Util. Auth. Sewer Rev.                                5.25%   3/15/10 (2)              2,740       2,744
Middlesex County NJ Util. Auth. Sewer Rev.                                5.25%   9/15/10 (2)              1,790       1,793
Middlesex County NJ Util. Auth. Sewer Rev.                               5.375%   9/15/15 (2)              3,775       3,764
Middlesex County NJ Util. Auth. Sewer Rev.                                6.50%   3/15/01 (3)(Prere.)      6,300       6,953
Middlesex County NJ Util. Auth. Sewer Rev.                                6.75%   8/15/09 (2)              3,500       3,593
Monmouth County NJ Improvement Auth.                                      5.00%    2/1/13 (1)                750         726
Mount Laurel Township NJ Muni. Util. Auth.                                6.00%    7/1/15 (1)              4,250       4,426
New Brunswick NJ Housing & Urban Dev.                                     5.75%    7/1/24 (1)             13,640      13,789
New Brunswick NJ Housing & Urban Dev.                                     6.00%    7/1/12 (1)              6,000       6,297
New Jersey Econ. Dev. Auth. (Market Transition)                           5.80%    7/1/07 (1)              1,000       1,069
New Jersey Econ. Dev. Auth. (Market Transition)                           5.80%    7/1/09 (1)              5,500       5,743
New Jersey Econ. Dev. Auth. (Market Transition)                          5.875%    7/1/11 (1)             12,675      13,294
New Jersey Econ. Dev. Auth. Water Fac. Rev. VRDO (United Water Co.)       4.05%   12/3/96 (2)             15,100      15,100
New Jersey Econ. Dev. Auth. Water Fac. Rev. (Hackensack Water)            7.00%    1/1/19 (2)              2,400       2,454
New Jersey Educ. Fac. Auth. (Higher Educ. Trust Fund)                    5.125%    9/1/97 (2)             10,525      10,645
New Jersey Educ. Fac. Auth. (Higher Educ. Trust Fund)                    5.125%    9/1/08 (2)             14,795      14,897
New Jersey Educ. Fac. Auth. (Kean College)                                6.60%    7/1/21 (1)              3,700       4,071
New Jersey Educ. Fac. Auth. (NJ Institute of Technology)                  6.00%    7/1/24 (1)              1,500       1,570
New Jersey Educ. Fac. Auth. (Rider College)                               6.20%    7/1/17 (2)              4,000       4,263
New Jersey Educ. Fac. Auth. (Seton Hall Univ.)                            5.60%    7/1/16 (1)              1,765       1,781
New Jersey Educ. Fac. Auth. (Seton Hall Univ.)                           5.625%    7/1/19 (1)              4,125       4,162
New Jersey Educ. Fac. Auth. (Trenton State College)                       6.00%    7/1/12 (2)              3,005       3,154
New Jersey Health Care Fac. Auth. (Beth Israel)                           6.00%    7/1/16 (4)              8,500       8,819
New Jersey Health Care Fac. Auth. (Burdette Tomlin Memorial Hosp.)        6.50%    7/1/12 (3)              1,500       1,631
New Jersey Health Care Fac. Auth. (Community Medical Center)              7.00%    7/1/20 (1)              2,850       3,128
New Jersey Health Care Fac. Auth. (Helene Fuld Medical Center)            6.60%    7/1/21 (2)              4,080       4,452
New Jersey Health Care Fac. Auth. (Memorial Health Alliance)              6.25%    7/1/10 (3)              8,000       8,327
New Jersey Health Care Fac. Auth. (Mercer Medical Center)                 6.50%    7/1/10 (1)              6,000       6,522
New Jersey Health Care Fac. Auth. (Mountainside Hosp.)                    5.35%    7/1/07 (1)              3,215       3,315
New Jersey Health Care Fac. Auth. (Muhlenberg Medical Center)             8.00%    7/1/18 (2)                750         807
New Jersey Health Care Fac. Auth. (Riverview Medical Center)              6.25%    7/1/10 (2)              2,935       3,251

----------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE      MARKET
                                                                                   MATURITY               AMOUNT      VALUE*
                                                                         COUPON        DATE                (000)       (000)
----------------------------------------------------------------------------------------------------------------------------
New Jersey Health Care Fac. Auth. (Shore Medical Center)                  6.20%      7/1/13 (2)          $ 3,130    $  3,344
New Jersey Health Care Fac. Auth. (Shore Medical Center)                  6.20%      7/1/14 (2)            3,075       3,285
New Jersey Health Care Fac. Auth. (Shore Medical Center)                  6.25%      7/1/16 (2)            2,000       2,149
New Jersey Health Care Fac. Auth. (Society of the Valley Hosp.)          6.625%      7/1/10 (1)            2,750       2,944
New Jersey Health Care Fac.  Auth.
  (St. Clare's Riverside Medical Center)                                  5.75%      7/1/14 (1)            7,500       7,571
New Jersey Health Care Fac. Auth. (West Jersey Health System)             6.00%      7/1/09 (1)            5,175       5,465
New Jersey Housing & Mortgage Finance Auth                               7.875%     10/1/17 (1)              450         469
New Jersey Sports & Exposition Auth. VRDO                                 3.20%     12/5/96 (1)            1,009       1,009
New Jersey Transp. Trust Fund                                             5.50%     6/15/11 (1)            5,000       5,100
New Jersey Transp. Trust Fund                                             5.50%     6/15/13 (1)            3,000       3,036
New Jersey Transp. Trust Fund                                             5.50%     6/15/15 (1)            4,420       4,430
New Jersey Transp. Trust Fund                                             6.00%     6/15/11 (1)           31,280      33,564
New Jersey Turnpike Auth. VRDO                                            3.30%     12/4/96 (3) LOC       12,100      12,100
New Jersey Turnpike Auth                                                  6.50%      1/1/13 (1)           20,000      22,833
Newark NJ General Improvement                                             5.30%     10/1/06 (2)            1,710       1,784
Newark NJ General Improvement                                             5.40%     10/1/07 (2)            1,685       1,761
Newark NJ General Improvement                                             5.50%     10/1/08 (2)            1,660       1,736
Newark NJ Water Util                                                      5.30%     10/1/06 (2)            2,625       2,739
North Bergen Hudson County NJ GO                                          8.00%     8/15/06 (4)            1,885       2,354
North Hudson NJ Sewer Auth                                                4.60%      8/1/01 (3)            2,050       2,074
North Hudson NJ Sewer Auth                                               5.125%      8/1/08 (3)            2,000       2,018
North Hudson NJ Sewer Auth                                               5.125%      8/1/22 (3)            7,000       6,724
North Hudson NJ Sewer Auth                                                5.25%      8/1/16 (3)+           3,310       3,250
North Jersey Water Dist. (Wanaque South Project)                          6.00%      7/1/12 (1)           10,125      10,680
Ocean County NJ Util. Waste Water Rev                                     5.00%      1/1/14 (3)            2,000       1,929
Ocean County NJ Util. Waste Water Rev                                     6.60%      1/1/18 (3)(ETM)       2,500       2,835
Ocean County NJ Util. Waste Water Rev                                     6.60%      1/1/18 (3)            4,000       4,336
Ocean County NJ Util. Waste Water Rev                                     6.75%      1/1/13 (3)           14,810      15,142
Ocean Township NJ Muni. Util. Auth                                        6.00%      8/1/17 (1)            3,975       4,364
Old Bridge NJ Muni. Util. Auth                                            6.25%     11/1/16 (3)            1,400       1,502
Old Bridge NJ Muni. Util. Auth                                            6.40%     11/1/09 (3)            3,000       3,292
Passaic Valley NJ Sewer Comm                                              5.75%     12/1/08 (2)            4,450       4,668
Passaic Valley NJ Sewer Comm                                              5.75%     12/1/13 (2)            4,000       4,103
Plainfield NJ GO                                                          6.25%     7/15/07 (2)            6,930       7,605
Salem County NJ PCR Finance Auth
  (Public Service Electric & Gas)                                         5.55%     11/1/33 (1)            6,000       5,925
South Brunswick Township NJ Board of Educ                                 6.40%      8/1/22 (3)            2,205       2,404
South Brunswick Township NJ Board of Educ                                 6.40%      8/1/23 (3)            2,315       2,524
South Jersey Transp. Auth                                                 5.90%     11/1/06 (1)            3,435       3,693
South Jersey Transp. Auth                                                 5.90%     11/1/07 (1)            2,545       2,722
South Jersey Transp. Auth                                                 6.00%     11/1/12 (1)            5,250       5,520
Stafford NJ Muni. Util. Auth                                              5.50%      6/1/11 (3)            3,100       3,142
Sussex County NJ Muni. Util. Auth. Solid Waste Rev.                       5.75%     12/1/09 (1)           19,820      20,658
Sussex County NJ Muni.  Util.  Auth.  Waste Water                         5.25%     12/1/08 (1)            1,150       1,169
West Windsor-Plainsboro NJ School Dist.  COP                              7.60%     3/15/97 (5)(Prere.)    5,000       5,158
OUTSIDE NEW JERSEY:
Puerto Rico Electric Power Auth                                           6.50%      7/1/06 (1)           11,820      13,525
Puerto Rico Public Building Auth                                          0.00%      7/1/02 (3)            4,000       3,147
                                                                                                                     -------
                                                                                                                     698,149
                                                                                                                     -------
SECONDARY MARKET INSURED (8.8%)
Atlantic County NJ Util.                                                 6.875%      1/1/12 (2)(ETM)       3,000       3,226
New Jersey Highway Auth.  (Garden State Parkway)                          6.00%      1/1/16 (2)            5,000       5,147
New Jersey Highway Auth.  (Garden State Parkway)                          6.20%      1/1/10 (2)           20,000      22,203
New Jersey Sports & Exposition Auth.                                      6.50%      3/1/13 (1)           10,000      11,425
New Jersey Transp.  Trust Fund                                            4.10%     6/15/97 (4)(ETM)       3,775       3,787
New Jersey Turnpike Auth.                                                 6.50%      1/1/16 (1)           18,250      20,930
Port Auth.  of New York & New Jersey                                     6.875%      1/1/25 (2)            3,200       3,442
Univ.  of Medicine & Dentistry NJ                                         6.50%     12/1/12 (1)            4,000       4,589
                                                                                                                     -------
                                                                                                                      74,749
                                                                                                                     -------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                         FACE        MARKET
                                                                                      MATURITY         AMOUNT        VALUE*
INSURED LONG-TERM PORTFOLIO                                            COUPON              DATE          (000)         (000)
---------------------------------------------------------------------------------------------------------------------------
NON-INSURED (8.1%)
Burlington County NJ Bridge Comm.                                      5.30%           10/1/13       $  9,500     $   9,572
Burlington County NJ GO                                               4.875%          11/15/97          1,200         1,215
Cherry Hill Township NJ GO                                             6.30%            6/1/12          3,745         4,008
Mercer County NJ GO                                                    5.00%            9/1/97          1,935         1,956
Mercer County NJ Improvement Auth.                                     5.75%          12/15/07          1,110         1,191
Mercer County NJ Improvement Auth.                                     5.75%          12/15/08          1,165         1,244
Mercer County NJ Improvement Auth.                                     5.95%          12/15/12          4,895         5,307
Mercer County NJ Improvement Auth.                                     6.00%           12/1/14          1,000         1,051
Monmouth County NJ Improvement Auth.  GO (Correctional Fac.)           6.40%            8/1/11          1,850         1,968
Morris County NJ BAN                                                   3.98%            8/7/97          8,500         8,523
Morris County NJ GO                                                    6.00%           7/15/97          1,726         1,753
Morris County NJ GO (County College)                                   6.00%           7/15/97            199           202
New Jersey GO                                                          5.00%           7/15/97          8,330         8,407
New Jersey GO                                                          7.00%            4/1/97          1,350         1,366
New Jersey Health Care Fac.  Finance Auth. VRDO
  (Hosp. Capital Assets Pooled Programu)                               3.25%           12/5/96 LOC        200           200
Ocean County NJ Water Util.                                            6.30%            1/1/13          2,215         2,378
Ocean County NJ Water Util.                                            6.35%            1/1/14          2,360         2,541
Ocean County NJ Water Util.                                            6.35%            1/1/15          2,515         2,700
Rutgers State Univ.  NJ GO                                             6.40%            5/1/13          3,000         3,380
Union County NJ PCR Finance Auth. VRDO (Exxon Project)                 3.80%           12/3/96          2,100         2,100
OUTSIDE NEW JERSEY:
Puerto Rico Govt. Dev. Bank VRDO                                       3.20%           12/4/96 LOC      7,700         7,700
                                                                                                                  ---------
                                                                                                                     68,762
                                                                                                                  ---------
---------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $787,730)                                                                               841,660
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                 17,204
Liabilities                                                                                                          (9,870)
                                                                                                                  ---------
                                                                                                                      7,334
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------
Applicable to 72,907,126 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                          $848,994
===========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                            $11.64
===========================================================================================================================
*See Note A in Notes to Financial Statements.
For explanations of abbreviations and other references, see page 19.

-------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1996, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------------------------------
                                                                                              AMOUNT                  PER
                                                                                               (000)                SHARE
-------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                             $793,414               $10.88
Undistributed Net Investment Income                                                               --                   --
Accumulated Net Realized Gains                                                                 1,650                  .02
Unrealized Appreciation--Note E                                                               53,930                  .74
=========================================================================================================================
NET ASSETS                                                                                  $848,994               $11.64
=========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE            MARKET
                                                                                    MATURITY            AMOUNT            VALUE*
MONEY MARKET PORTFOLIO                                                    COUPON        DATE             (000)             (000)
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
--------------------------------------------------------------------------------------------------------------------------------
Burlington County NJ BAN                                                   3.75%     1/24/97          $ 11,200          $ 11,208
Burlington County NJ BAN                                                   4.00%     3/13/97             3,000             3,005
Burlington County NJ BAN                                                   4.25%     6/13/97            20,500            20,549
Cape May County NJ BAN                                                     3.50%     2/28/97             2,500             2,499
Cape May County NJ GO                                                      4.20%     2/15/97               475 (4)           475
Chatham Township NJ BAN                                                    4.25%     4/18/97             7,966             7,982
Cherry Hill Township NJ BAN                                                4.25%    10/15/97            21,263            21,358
Cranbury Township NJ BAN                                                   3.50%     3/13/97             2,200             2,202
Cranford Township NJ BAN                                                   3.75%     3/21/97             5,608             5,611
East Brunswick Township NJ BAN                                             4.50%     11/3/97             2,950             2,970
East Windsor Township NJ BAN                                               4.25%     4/18/97             4,140             4,148
Englewood NJ BAN                                                           4.50%     7/17/97             8,277             8,303
Essex County NJ Improvement Auth.  Pooled Govt.  Loan VRDO                 3.40%     12/4/96            32,250 LOC        32,250
Evesham Township NJ BAN                                                    4.30%     9/25/97             9,896             9,919
Franklin Township NJ BAN                                                   4.00%      6/2/97             1,900             1,903
Franklin Township NJ BAN                                                   4.50%     8/21/97             3,496             3,512
Gloucester County NJ PCR VRDO (Mobil Oil Refining Corp.  Project)          3.20%     12/4/96            20,200            20,200
Hackensack City NJ BAN                                                     4.00%      6/6/97             7,989             8,001
Hamilton Township NJ BAN                                                   4.30%     9/25/97             2,000             2,005
Holmdel Township NJ BAN                                                    4.00%     1/22/97             4,397             4,400
Lawrence Township NJ BAN                                                  4.125%     11/6/97             3,945             3,957
Linden City NJ BAN                                                         4.50%     6/19/97             3,000             3,006
Mercer County NJ Improvement Auth.  BAN
  (County Courthouse Project)                                              3.45%     3/13/97             6,250             6,254
Middlesex County NJ TAN                                                    3.75%      2/7/97            15,000            15,012
Monmouth County NJ VRDO
  (Improvement Auth.  Pooled Govt.  Loan Program)                          3.35%     12/4/96            40,000 LOC        40,000
Monmouth County NJ BAN                                                    4.375%     8/28/97             3,000             3,011
Monmouth County NJ GO                                                      5.00%     10/1/97             1,350             1,364
Montgomery Township NJ BAN                                                4.625%     7/15/97             2,095             2,103
Montvale Borough NJ BAN                                                    4.25%     5/15/97             2,872             2,877
Montville Township NJ BAN                                                  4.40%     8/29/97             9,500             9,535
Morris County NJ BAN                                                       3.98%      8/7/97             4,500             4,501
New Jersey Econ.  Dev.  Auth.  CP (Chambers Cogeneration Project)          3.35%     12/6/96            24,700 LOC        24,700
New Jersey Econ.  Dev.  Auth.  CP (Logan Project)                          3.45%    12/11/96            14,000 LOC        14,000
New Jersey Econ.  Dev.  Auth.  CP (Logan Project)                          3.45%    12/17/96             5,300 LOC         5,300
New Jersey Econ.  Dev.  Auth.  PCR VRDO (Exxon Project)                    3.90%     12/3/96            10,500            10,500
New Jersey Econ.  Dev.  Auth.  PCR VRDO (Public Service Electric
  & Gas Co.)                                                               3.20%     12/4/96            29,220 (1)        29,220
New Jersey Econ.  Dev.  Auth.  VRDO (Lawrence School Project)              3.15%     12/5/96            17,000            17,000
New Jersey Econ.  Dev.  Auth.  VRDO (NJ Natural Gas Project)               3.85%     12/3/96             8,900 (2)         8,900
New Jersey Econ.  Dev.  Auth.  VRDO (NJ Natural Gas Project)               4.05%     12/3/96            14,100 (2)        14,100
New Jersey Econ.  Dev.  Auth.  Water Fac.  TOB VRDO
  (NJ American Water Co. Project)                                          3.60%     12/5/96             4,850 (3)         4,850
New Jersey Econ.  Dev.  Auth.  Water Fac.  VRDO (United Water Co.)         3.85%     12/3/96            14,000 (2)        14,000
New Jersey Econ.  Dev.  Auth.  Water Fac.  VRDO (United Water Co.)         4.05%     12/3/96             1,200 (2)         1,200
New Jersey GO                                                              4.50%     7/15/97            31,520            31,647
New Jersey Governmental GO                                                 5.80%      8/1/97             2,000             2,025
New Jersey GO TOB VRDO                                                     3.45%     12/4/96            33,700            33,700
New Jersey GO TOB VRDO                                                     3.55%     12/5/96             9,370             9,370
New Jersey Health Care Fac.  Finance Auth.  VRDO
  (Hosp.  Capital Asset Pooled Program)                                    3.25%     12/5/96            49,900 LOC        49,900
New Jersey Sports & Exposition Auth.  VRDO                                 3.20%     12/5/96            63,541 (1)        63,541
New Jersey TRAN CP                                                         3.65%    12/12/96             2,500             2,500
New Jersey Transp.  Trust Fund                                             4.10%     6/15/97             3,700 (ETM)       3,708
New Jersey Transp.  Trust Fund                                             5.50%    12/15/96            15,000 (ETM)      15,013
New Jersey Turnpike Auth.  VRDO                                            3.30%     12/4/96            71,300 (3) LOC    71,300
Ocean County NJ BAN                                                        4.25%     6/20/97            10,000            10,020
Ocean County NJ General Improvement GO                                     5.65%      7/1/97             1,125             1,138
Peapack-Gladstone Borough NJ BAN                                          4.375%     5/15/97             2,400             2,405

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE            MARKET
                                                                                    MATURITY            AMOUNT            VALUE*
MONEY MARKET PORTFOLIO                                              COUPON              DATE             (000)             (000)
--------------------------------------------------------------------------------------------------------------------------------
Piscataway Township NJ BAN                                           4.25%           4/25/97           $  2,700      $  2,704
Port Auth.  of New York & New Jersey CP                              3.30%          12/12/96              9,300         9,300
Port Auth.  of New York & New Jersey CP                              3.40%           12/5/96              7,940         7,940
Port Auth.  of New York & New Jersey CP                              3.40%           12/6/96              4,325         4,325
Port Auth.  of New York & New Jersey CP                              3.50%            2/6/97             17,170        17,170
Port Auth.  of New York & New Jersey CP                              3.50%           3/10/97              1,800         1,800
Port Auth.  of New York & New Jersey CP                              3.55%            4/7/97              6,630         6,630
Port Auth.  of New York & New Jersey CP                              3.60%          12/13/96              9,415         9,415
Port Auth.  of New York & New Jersey CP                              3.60%           2/19/97              9,730         9,730
Princeton Township NJ BAN                                            3.50%           3/12/97              1,800         1,800
Rahway NJ BAN                                                        3.80%          12/23/96              3,250         3,251
Readington Township NJ BAN                                           4.25%            5/2/97              2,061         2,064
Rutgers State Univ.  NJ                                              7.70%            5/1/97 (Prere.)     1,500         1,555
Rutgers State Univ.  NJ                                              8.10%            5/1/97 (Prere.)     1,000         1,037
Rutgers State Univ.  NJ                                              8.125%           5/1/97 (Prere.)     4,750         4,931
Salem County NJ PCR CP (PECO)                                        3.35%           12/5/96 LOC          5,000         5,000
Salem County NJ PCR CP (PECO)                                        3.45%          12/11/96 LOC          3,400         3,400
Sayreville NJ TAN                                                    3.90%           4/14/97              3,300         3,302
South Brunswick Township NJ BAN                                      4.50%           10/8/97              3,515         3,535
South Orange Village Township NJ BAN                                 4.25%          10/31/97              3,892         3,910
Southeast Morris County Muni.  Util.  Auth.  RAN                     4.00%           1/15/97              2,000         2,001
Union County NJ PCR VRDO (Exxon Project)                             3.80%           12/3/96              7,500         7,500
Union County NJ PCR VRDO (Exxon Project)                             4.00%           12/3/96              7,300         7,300
Watchung NJ BAN                                                      4.125%          5/16/97              2,700         2,704
West Orange Township NJ BAN                                          3.50%           1/13/97              1,579         1,580
West Orange Township NJ BAN                                          3.60%           1/13/97              3,025         3,027
West Orange Township NJ BAN                                          4.50%           6/25/97              1,469         1,474
West Windsor Township NJ BAN                                         4.50%          10/10/97              2,650         2,664
Wyckoff Township NJ BAN                                              3.95%          11/24/97                645           647
OUTSIDE NEW JERSEY:
Puerto Rico Govt.  Dev.  Bank VRDO                                   3.20%           12/4/96 LOC         52,250        52,250
Puerto Rico Highway & Transp.  Auth.  VRDO                           3.20%           12/4/96 LOC         16,500        16,500
Puerto Rico Industrial Medical & Environmental Fac. Auth. PCR PUT
  (Abbott Laboratories)                                              3.41%            3/1/97              6,250         6,250

-----------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $910,853)                                                                                 910,853
-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
-----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                    9,122
Liabilities                                                                                                            (2,093)
                                                                                                                     --------
                                                                                                                        7,029
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------
Applicable to 917,918,882 outstanding shares of beneficial interest
  (unlimited authorization--no par value)                                                                            $917,882
=============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                               $1.00
=============================================================================================================================
*See Note A in Notes to Financial Statements.
For explanations of abbreviations and other references, see page 19.

----------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1996, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------------
                                                                                            AMOUNT                       PER
                                                                                             (000)                     SHARE
----------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                           $917,934                     $1.00
Undistributed Net Investment Income                                                             --                        --
Accumulated Net Realized Losses                                                                (52)                       --
Unrealized Appreciation                                                                         --                        --
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                $917,882                     $1.00
============================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.
+Security purchased on a when-issued or delayed delivery basis for which the Portfolio has not taken delivery as of November 30, 1996.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.







SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD NEW JERSEY TAX-FREE FUND

This information for the fiscal year ended November 30, 1996, is included pursuant to provisions of the Internal Revenue Code.

     The Insured Long-Term Portfolio designates $2,333,000 as capital gain dividends (from net long-term capital gains), which will be distributed in December 1996.

     Each Portfolio designates 100% of its income dividends as exempt-interest dividends.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.

----------------------------------------------------------------------------------------
                                                           YEAR ENDED NOVEMBER 30, 1996
                                                          ------------------------------
                                                             INSURED             MONEY
                                                            LONG-TERM            MARKET
                                                            PORTFOLIO         PORTFOLIO
                                                                (000)             (000)
----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Interest                                                  $44,754           $29,798
                                                          ------------------------------
        Total Income                                           44,754            29,798
                                                          ------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                              101               110
        Management and Administrative                           1,249             1,299
        Marketing and Distribution                                169               263
    Insurance Expense                                               2                --
    Custodian Fees                                                 19                24
    Auditing Fees                                                   7                 7
    Shareholders' Reports                                          23                22
    Annual Meeting and Proxy Costs                                  5                 5
    Trustees' Fees and Expenses                                     2                 3
                                                          ------------------------------
        Total Expenses                                          1,577             1,733
        Expenses Paid Indirectly--Note C                          (19)              (24)
                                                          ------------------------------
        Net Expenses                                            1,558             1,709
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                          43,196            28,089
-----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                  2,344                --
    Futures Contracts                                            (274)               --
-----------------------------------------------------------------------------------------
REALIZED NET GAIN                                               2,070                --
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                      (5,978)               --
    Futures Contracts                                            (409)               --
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED  APPRECIATION (DEPRECIATION)              (6,387)               --
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $38,879           $28,089
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------
                                              INSURED LONG-TERM PORTFOLIO                      MONEY MARKET PORTFOLIO
                                            -----------------------------                      ------------------------
                                                                       YEAR ENDED NOVEMBER 30,
                                            ---------------------------------------------------------------------------
                                                1996                  1995                  1996                   1995
                                               (000)                 (000)                 (000)                  (000)
-----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                    $ 43,196              $ 39,962              $ 28,089              $ 28,764
   Realized Net Gain (Loss)                    2,070                 2,672                    --                   (34)
   Change in Unrealized Appreciation
      (Depreciation)                          (6,387)               84,509                    --                    --
                                            ---------------------------------------------------------------------------
      Net Increase in Net Assets
         Resulting from Operations            38,879               127,143                28,089                28,730
                                            ---------------------------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                     (43,196)              (39,962)              (28,089)              (28,764)
   Realized Capital Gain                      (3,940)                   --                    --                    --
                                            ---------------------------------------------------------------------------
      Total Distributions                    (47,136)              (39,962)              (28,089)              (28,764)
                                            ---------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                    174,160               163,327               780,375               715,142
   Issued in Lieu of Cash Distributions       36,637                30,789                26,843                27,484
   Redeemed                                 (149,600)             (129,866)             (748,471)             (675,705)
                                            ---------------------------------------------------------------------------
      Net Increase from
         Capital Share Transactions           61,197                64,250                58,747                66,921
-----------------------------------------------------------------------------------------------------------------------
   Total Increase                             52,940               151,431                58,747                66,887
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                         796,054               644,623               859,135              7 92,248
                                            ---------------------------------------------------------------------------
   End of Year                              $848,994              $796,054              $917,882              $859,135
=======================================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                     15,151                14,463               780,375               715,142
   Issued in Lieu of Cash Distributions        3,178                 2,715                26,843                27,484
   Redeemed                                  (13,024)              (11,589)             (748,471)             (675,705)
                                            ---------------------------------------------------------------------------
      Net Increase in Shares Outstanding       5,305                 5,589                58,747                66,921
=======================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios do not show a Portfolio Turnover Rate because securities purchased with less than one year to maturity are excluded from the calculation of turnover rates.

--------------------------------------------------------------------------------------------------------------------------
                                                                           INSURED LONG-TERM PORTFOLIO
                                                                             YEAR ENDED NOVEMBER 30,
                                                           ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                 1996         1995           1994          1993           1992
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                         $11.78       $10.40         $11.77        $11.18         $10.75
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                     .616         .623           .622          .637           .659
   Net Realized and Unrealized Gain (Loss) on Investments   (.082)       1.380         (1.307)         .725           .438
                                                           ---------------------------------------------------------------
      Total from Investment Operations                       .534        2.003          (.685)        1.362          1.097
                                                           ---------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                     (.616)       (.623)         (.622)        (.637)         (.659)
   Distributions from Realized Capital Gains                (.058)          --          (.063)        (.135)         (.008)
                                                           ---------------------------------------------------------------
      Total Distributions                                   (.674)       (.623)         (.685)        (.772)         (.667)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                               $11.64       $11.78         $10.40        $11.77         $11.18
==========================================================================================================================

Total Return                                                4.75%       19.66%         -6.10%        12.53%         10.48%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                        $849         $796           $645          $748           $572
   Ratio of Total Expenses to Average Net Assets            0.20%        0.21%          0.21%         0.20%          0.25%
   Ratio of Net Investment Income to Average Net Assets     5.35%        5.50%          5.53%         5.47%          5.99%
   Portfolio Turnover Rate                                    11%           7%            13%           12%            34%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                           MONEY MARKET PORTFOLIO
                                                                            YEAR ENDED NOVEMBER 30,
                                                           ---------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1996          1995         1994           1993        1992
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $1.00         $1.00        $1.00          $1.00       $1.00
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                        .032          .035         .025           .023        .030
   Net Realized and Unrealized Gain (Loss) on Investments         --            --           --             --          --
                                                           ---------------------------------------------------------------
      Total from Investment Operations                          .032          .035         .025           .023        .030
                                                           ---------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                        (.032)        (.035)       (.025)         (.023)      (.030)
   Distributions from Realized Capital Gains                      --            --           --             --          --
                                                           ---------------------------------------------------------------
      Total Distributions                                      (.032)        (.035)       (.025)         (.023)      (.030)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $1.00         $1.00        $1.00          $1.00       $1.00
==========================================================================================================================

TOTAL RETURN                                                   3.22%         3.60%        2.49%          2.31%       3.04%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                           $918          $859         $792           $724        $627
   Ratio of Total Expenses to Average Net Assets               0.20%         0.21%        0.21%          0.20%       0.24%
   Ratio of Net Investment Income to Average Net Assets        3.17%         3.53%        2.46%          2.29%       2.98%
   Portfolio Turnover Rate                                       N/A           N/A          N/A            N/A         N/A
--------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard New Jersey Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund, and comprises the Insured Long-Term and Money Market Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New Jersey.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Money Market Portfolio: investment securities are valued at amortized cost, which approximates market value. Insured Long-Term
Portfolio: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and credit ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Insured Long-Term Portfolio may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At November 30, 1996, the Fund had contributed capital aggregating $160,000 to Vanguard (included in Other Assets), representing 0.8% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

C. The Fund's custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1996,
                                       23
custodian fee offset arrangements reduced expenses of the Insured Long-Term and Money Market Portfolios by $19,000 and $24,000, respectively (0.01% of average net assets of each Portfolio).

D. During the year ended November 30, 1996, the Insured Long-Term Portfolio purchased $138,501,000 of investment securities and sold $80,966,000 of investment securities, other than temporary cash investments.

E. At November 30, 1996, net unrealized appreciation of Insured Long-Term Portfolio investment securities for financial reporting and federal income tax purposes was $53,930,000, consisting of unrealized gains of $53,999,000 on securities that had risen in value since their purchase and $69,000 on securities that had fallen in value since their purchase.






REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Trustees of
Vanguard New Jersey Tax-Free Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Insured Long-Term Portfolio and Money Market Portfolio (constituting Vanguard New Jersey Tax-Free Fund, hereafter referred to as the "Fund") at November 30, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 31, 1996

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director
            of The Vanguard Group, Inc. and of
            each of the investment companies in
            The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer,
            and Director of The Vanguard Group,
            Inc. and of each of the investment
            companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and
            Director of Rhone-Poulenc Rorer
            Inc.; Director of Sun Company, Inc.
            and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great
            Atlantic and Pacific Tea Co., Alco
            Standard Corp., Raytheon Co.,
            Knight-Ridder, Inc., and Massa-
            chusetts Mutual Life Insurance Co.

BURTON G. MALKIEL, Chemical Bank Chairman's
            Professor of Economics, Princeton
            University; Director of Prudential
            Insurance Co. of America, Amdahl
            Corp., Baker Fentress & Co., The
            Jeffrey Co., and Southern New
            England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and
            Chief Executive Officer of NACCO
            Industries, Inc.; Director of NACCO
            Industries, The BFGoodrich Co., and
            The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive
            Officer of The Nature Conservancy;
            formerly, Director and Senior Partner of McKinsey & Co. and President of New
            York University; Director of Pacific Gas and Electric Co., Procter & Gamble
            Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of
            Nabisco Brands, Inc.; retired Vice
            Chairman and Director of RJR
            Nabisco; Director of TECO Energy,
            Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive
            Officer of Rohm & Haas Co.;
            Director of Cummins Engine Co.;
            Trustee of Vanderbilt University.

All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice P
            resident and Secretary of The
            Vanguard Group, Inc.; Secretary of
            each of the investment companies in
            The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The
            Vanguard Group, Inc.; Treasurer of
            each of the investment companies in
            The Vanguard Group.

KAREN E. WEST, Controller; Principal of The
            Vanguard Group, Inc.; Controller of
            each of the investment companies in
            The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
            Information Technology.

JAMES H. GATELY, Senior Vice President,
            Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
            Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President,
            Institutional.

RALPH K. PACKARD, Senior Vice President and
            Chief Financial Officer.


[VANGUARD LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard Funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(c) 1996 Vanguard Marketing Corporation Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Quantitative Portfolios
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard/Trustees' Equity-International
     Portfolio

INDEX FUNDS
   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
     (CA, FL, NJ, NY, OH, PA)

Q140-1/96